EXHIBIT 99.1

   Media Contact: Kekst & Co.                  STILWELL
                                               FINANCIAL INC.
      Michael Herley (212-521-4897)
                                                     920 Main Street, 21st Floor
                                                    Kansas City, Missouri  64105

Investors Contact:                                              NYSE Symbol:  SV
  Landon H. Rowland (816-218-2416)
    Chairman, President and CEO
  Daniel P. Connealy (816-218-2412)            Release No. 2001-17  July 2, 2001
    Vice President and Chief Financial Officer

                                 {News Release}

                         STILWELL FINANCIAL INC. REPORTS
                      ASSETS UNDER MANAGEMENT AND ANNOUNCES
                      EARNINGS CONFERENCE CALL INFORMATION

     - STILWELL ALSO REPORTS THAT IT RECEIVED AN "A-/A-2" RATING FROM S&P -
                                    (Page 1)

Kansas City, Missouri

         Stilwell Financial Inc. ("Stilwell" or the "Company"; NYSE: SV) announced that preliminary assets under management as of the close of market on June 30, 2001 totaled approximately $219 billion. Preliminary average assets under management for the quarter ended June 30, 2001 totaled approximately $224 billion. Average assets under management totaled approximately $247 billion in first quarter 2001 and approximately $304 billion in second quarter 2000. For the six months ended June 30, 2001, preliminary average assets under management were approximately $235 billion (versus approximately $299 billion in comparable
2000).

SECOND QUARTER 2001 EARNINGS PRESENTATION CONFERENCE CALL INFORMATION

         The Company expects to report results for second quarter 2001 on July 26, 2001, before the opening of the New York Stock Exchange ("NYSE"). Stilwell also intends to hold an Earnings Presentation Conference Call at 2:00 pm EDT on July 26, 2001. Shareholders and other interested parties are invited to listen to the presentation via the telephone. To listen, please call (800) 289-0436 or
(913) 981-5507, code #731471, at least ten minutes prior to the 2:00 EDT start time of the presentation. The accompanying slides to the presentation are expected to be available on the Stilwell web site (http://www.stilwellfinancial.com) on the morning of. Additionally, a replay of the presentation will be available by calling (719) 457-0820 or (888) 203-1112, code #731471. The replay will be available for one week.

STILWELL ASSIGNED A CREDIT RATING

         Stilwell also reported that on June 25, 2001, Standard & Poor's ("S&P") assigned "A-/A-2" counterparty ratings to Stilwell with an outlook that is stable. A reprint of the research publication notification by S&P is currently available at their website (http://www.standardpoor.com).

         Stilwell is a diversified, global financial services company with operations through its subsidiaries and affiliates in North America, Europe and Asia. The primary entities comprising Stilwell are Janus Capital Corporation, an approximately 90.3% owned subsidiary; Berger LLC, of which Stilwell owns 100% of the preferred limited liability company interests and approximately 88% of the regular limited liability company interests; Nelson Money Managers Plc, an 80% owned subsidiary; and DST Systems, Inc., an equity investment in which Stilwell holds an approximate 33% interest.

                               * * * * * * * * * *


This press release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Stilwell's Registration Statement on Form 10 dated June 15, 2000 and Stilwell's Annual Report on Form 10-K for the year ended December 31, 2000, both on file with the Securities and Exchange Commission (Commission file no. 001-15253). The Company will not update any forward-looking statements in this press release to reflect future events or developments.

                              ............. The End